SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                   Current Report under Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 8, 2000

                         Commission File Number: 0-25386


                                 FX ENERGY, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                  Nevada                                  87-0504461
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      (State or other jurisdiction of                   (IRS Employer
       incorporation or organization)                Identification No.)


               3006 Highland Drive
                  Suite 206
            Salt Lake City, Utah                            84106
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   (Address of Principal Executive Offices)                (Zip Code)


               Registrant's Telephone Number, including Area Code:
                                 (801) 486-5555
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                                       N/A
              ----------------------------------------------------
              (Former name, former address, and formal fiscal year,
                          if changed since last report)

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                        ITEM 9. REGULATION FD DISCLOSURE.
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On December 8, 2000, FX Energy, Inc. announced that drilling had begun on the
Annopol 254-1 well on the 3 million acre Warsaw West concession in central Poland. The well is operated by Apache Corporation (NYSE: APA) and is planned to test both Permian and Carboniferous horizons. FX Energy and Apache each own a 50% interest in the well and Apache will pay FX Energy's proportionate share of the drilling costs.

FX Energy, Apache and the Polish Oil and Gas Company are also drilling the Tuchola 108-2 well in the 2.2 million acre Pomeranian concession in northwestern Poland. The well is currently drilling ahead and is planned to test both Permian and Devonian horizons. At the current pace of drilling, the Tuchola 108-2 should reach total depth prior to year-end.

FX Energy also reported that intermediate casing on the Mieszkow 1 well in the Fences project area has been set at a depth of 2,982 meters. Drilling to the Rotliegendes target reservoir was expected to begin within a few days.

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This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward-looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's 1999 annual report on Form 10-K and other SEC reports.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  December 11, 2000                    FX ENERGY, INC.



                                             By  /s/ Scott J. Duncan
                                               ---------------------
                                               Scott J. Duncan, Vice-President

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